SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT FORM

Pursuant to Section 13 or 15(d) of
the
Securities and Exchange Act of 1934


Date of Report (Date of earliest event
reported) June 28, 2002

National Real Estate Limited Partnership
Income Properties II
(Exact name of registrant as specified in its charter)


Wisconsin				0-16874
39-1553195
(State or other Jurisdiction
(Commission File		(IRS Employer
           of Organization)
Number)			Identification Number)


1155 Quail Court, Pewaukee, Wisconsin
53072-3703
(Address of principal executive offices)
(Zip Code)



Registrant's telephone number, including
(262) 695-1400
area code



Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events

National Real Estate Limited Partnership Income Properties
 II (the Partnership) was notified on June 28, 2002 that Kerber, Eck and Braeckel, LLP, (the independent auditors), were going to re-issue their opinion on the annual reports. As more fully described in Note M to the Financial Statements, subsequent to the issuance of the Partnership's 2001 financial statements and the independent auditors report thereon dated February 11, 2002, except for Note D, as to which the date was April
1, 2002, the independent auditors became aware that those financial statements were overstated by certain receivables, which should not be recorded as a Partnership asset.
In their original report, they expressed an unqualified opinion on the 2001 financial statements, and their opinion on the revised statements, as expressed herein, remains unqualified.

The revised Financial Statements and related auditors report is attached as Exhibit 1 to this Form 8 -K.

































FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS'
REPORT

NATIONAL REAL ESTATE LIMITED PARTNERSHIP
INCOME PROPERTIES II

December 31, 2001


CONTENTS


Page


INDEPENDENT AUDITORS' REPORT	5

FINANCIAL STATEMENTS

	STATEMENT OF NET ASSETS IN LIQUIDATION	7

	STATEMENT OF CHANGES IN NET ASSETS IN
LIQUIDATION	8

	STATEMENTS OF INCOME	9

	STATEMENTS OF PARTNERS' CAPITAL
10

	STATEMENTS OF CASH FLOWS	11

	NOTES TO FINANCIAL STATEMENTS	12


SUPPLEMENTARY INFORMATION

	GENERAL PARTNER BALANCE SHEET	27

	GENERAL PARTNER STATEMENT OF FINANCIAL
CONDITION	28













Independent Auditors' Report


The Partners
National Real Estate Limited Partnership
  Income Properties II


	We have audited the accompanying statement of net assets in liquidation of National Real
Estate Limited Partnership Income Properties II
(a Wisconsin limited partnership) as of December
31, 2001, and the related statement of changes in net assets in liquidation as of December 31, 2001, and the statements of income, partners' capital and cash flows for the years ended December
31, 2001 and 2000. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

	We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	As described in Note A to the financial statements, liquidation of Partnership properties is expected during 2002, and the Partnership began liquidation shortly after December 31, 2001. As a result, the Partnership changed its basis of accounting for periods after December 31, 2001, from the going concern basis to the liquidation basis.

	In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets in liquidation of the Partnership as of December 31, 2001, and the changes in net assets in liquidation as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America applied on the bases of accounting described in the preceding paragraph.


As more fully described in Note M, subsequent to the issuance of the Partnership's 2001 financial statements and our report thereon dated February 11, 2002, except for Note D, as to which the date was April 1, 2002, we became aware that those financial statements were overstated
 by certain receivables, which should not be recorded as a Partnership asset. In our original report, we expressed an unqualified opinion on the 2001 financial statements, and our opinion on the revised statements, as expressed herein, remains unqualified.

	Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.
The attached balance sheet of the corporate general partner,
 EC Corp., as of December 31, 2001, is presented for the purpose of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by Regulation S-B of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

	The accompanying statement of financial condition as of December 31, 2001, of John Vishnevsky, general partner, is also supplementary information required by Regulation S-B and was not audited by us and, accordingly, we do not express an opinion on it.



KERBER, ECK & BRAECKEL LLP





Springfield, Illinois
February 11, 2002, except for Note D,
  as to which the date is April 1, 2002,
  and Note M, as to which the date is June 28, 2002



National Real Estate Limited Partnership
Income Properties II

STATEMENT OF NET ASSETS IN LIQUIDATION
(Liquidation Basis)

December 31, 2001


ASSETS

Investment properties, at estimated liquidation value
	Buildings, improvements and land	$	4,875,079

Cash and cash equivalents		315,549
Escrow deposits and other assets		20,961

		Total assets		5,211,589


LIABILITIES

Tenant security deposits		26,050
Accrued real estate tax		30,886
Accrued expenses and other liabilities		44,832
Deferred rent			14,332
Mortgage note payable		517,003
Reserve for plaintiff's attorney fees		808,504
Reserve for future liquidation expenses		116,350

		Total liabilities		1,557,957

		Net assets in liquidation	$	3,653,632













The accompanying notes are an integral part of this statement.

National Real Estate Limited Partnership
Income Properties II

STATEMENT OF CHANGES IN NET ASSETS IN LIQUIDATION
(Liquidation Basis)

Year ended December 31, 2001


PARTNERS' CAPITAL - DECEMBER 31, 2001,
	before liquidation basis adjustments	$	2,521,319

Liquidation basis adjustments
	Adjustment of estimated values		2,057,167
	Reserve for plaintiff's attorney fees		(808,504)
	Reserve for future liquidation expenses		(116,350)

NET ASSETS IN LIQUIDATION - DECEMBER 31, 2001	$	3,653,632




























The accompanying notes are an integral part of this statement.

National Real Estate Limited Partnership
Income Properties II

STATEMENTS OF INCOME
(Going Concern Basis)

Year ended December 31


			2001	2000

Operating revenues
	Rentals		$	717,510	$	733,594
	Other			29,222		30,423

		Total operating revenues		746,732
764,017

Operating expenses
	Operating			141,081		190,274
	Administrative		146,536		167,750
	Building maintenance		54,431
48,933	Depreciation		134,114
134,442
	Amortization		11,790		11,791
	Property taxes		96,238		92,372
	Advertising		11,383		11,006

		Total operating expenses		595,573

656,568

		Income from operations		151,159
107,449

Other income (expense)
	Interest expense 		(44,410)		(45,761)
	Interest income		8,931		21,255

		Total other expense
(35,479)		(24,506)

		Net income	$	115,680
$	82,943

Net income attributable to general partners (5%)
$	5,784	$	4,147
Net income attributable to limited partners (95%)
		109,896		78,796

			$	115,680	$	82,943

Net income per limited partnership interest
$	5.33	$	3.82



The accompanying notes are an integral part of these statements.

National Real Estate Limited Partnership
Income Properties II

STATEMENTS OF PARTNERS' CAPITAL
(Going Concern Basis)

Years ended December 31, 2001 and 2000


	General	Limited
	Partners	Partners	Total

Balances at January 1, 2000	$	48,923
$	2,975,999	$	3,024,922

	Distributions to partners		-
	(557,650)		(557,650)
	Net income for the year		4,147
78,796		82,943

Balances at December 31, 2000		53,070
2,497,145		2,550,215

	Distributions to partners		-
(144,576)		(144,576)
	Net income for the year		5,784
109,896		115,680

Balances at December 31, 2001,
	before liquidation basis adjustments
$	58,854	$	2,462,465	$	2,521,319























The accompanying notes are an integral part of these statements.
National Real Estate Limited Partnership
Income Properties II

STATEMENTS OF CASH FLOWS
(Going Concern Basis)

Year ended December 31


			2001	2000

Cash flows from operating activities
	Net income	$	115,680	$	82,943
	Adjustments to reconcile net income to net cash
		provided by operating activities
		Depreciation		134,114
		134,442
		Amortization		11,790
11,791
			Changes in assets and liabilities

			Escrow deposits and other assets
		(42,982)		(47,586)
			Tenant security deposits
		(1,139)		(802)
			Accrued real estate taxes
		1,871		(914)
			Accrued expenses and other
liabilities		14,403		21,701
			Deferred rent
(4,069)		2,483

				Net cash provided by
operating activities		229,668		204,058

Cash flows from financing activities
	Payments on mortgage note
(8,291)		(6,940)
	Distributions to partners
(144,576)		(557,650)

				Net cash used in
financing activities		(152,867)
(564,590)

				Net increase (decrease)
in cash and
				    cash equivalents
	76,801		(360,532)

Cash and cash equivalents at beginning of year
	238,748		599,280

Cash and cash equivalents at end of year	$
	315,549	$	238,748

Cash paid for interest	$	44,410	$
	45,761







The accompanying notes are an integral part of these statements.

National Real Estate Limited Partnership
Income Properties II

NOTES TO FINANCIAL STATEMENTS

December 31, 2001


NOTE A - LIQUIDATION BASIS OF ACCOUNTING

Subsequent to December 31, 2001, on or about
February 11, 2002, litigation described in Note
D was settled and, consequently, liquidation of Partnership properties is expected in 2002.
Accordingly, the Partnership revalued its assets and liabilities to the amounts expected to be collected and paid during the liquidation. The effect of the revaluation is included in the statement of changes in net assets in liquidation as "Liquidation Basis Adjustments." It is not presently determinable whether the amounts realizable from the disposition of the remaining assets or the amounts that creditors will agree to accept in settlement of the obligations due them will differ materially from the amounts shown in the accompanying financial statements.
  Differences between the revalued amounts and actual cash transactions will be recognized in the year they can be estimated. The gains (or losses) from liquidation will be taxable on distribution.

NOTE B - ADJUSTMENTS OF ESTIMATED VALUES

Effective with the decision to liquidate, the carrying amounts of assets and liabilities were adjusted from their historical bases to the amounts of cash expected from their realization and settlement.
 Because of the expected short liquidation period, the effects of discounting would not be significant and have been ignored. The initial adjustment increased net assets by $ 1,132,313 from $ 2,521,319 to $ 3,653,632, as follows:

	Estimated
	Historical	Liquidation
	Basis	Value

Investment properties	$	2,817,912	$
4,875,079
Cash and cash equivalents		315,549
315,549
Escrow deposits and other assets		20,961
		20,961
Tenant security deposits		(26,050)
(26,050)
Accrued real estate tax		(30,886)
(30,886)
Accrued expenses and other liabilities
(44,832)		(44,832)
Deferred rent 		(14,332)
(14,332)
Mortgage note payable		(517,003)
(517,003)
Reserve for plaintiff's attorney fees
-		(808,504)
Reserve for future liquidation expenses
-		(116,350)

		$	2,521,319	$	3,653,632


NOTE B - ADJUSTMENTS OF ESTIMATED VALUES - Continued

It is at least reasonably possible that the amounts expected to be realized in the liquidation process will change in the near term.

Estimated liquidation value of the investment property was determined based on the estimated selling price, less commissions and other costs as follows:

Estimated selling price			$
5,110,096
Less:
	Broker commissions
153,303
	Other costs				81,714

Estimated liquidation value of investment property
		$	4,875,079

Reserve for plaintiff's attorney fees was determined
, as described in Note D, based on one-third of the excess of the liquidation proceeds derived from the sale of the investment property over a floor amount.
The amount of this obligation has been estimated to be $ 808,504 and is to be paid to plaintiff's legal counsel when liquidating distributions are made to the limited partners.


Reserve for future liquidation expenses was determined based on the Arbitration Stipulation Agreement dated
 February 11, 2002, which contains a plan of liquidation in which the Partnership shall be dissolved, all outstanding matters be resolved, and final distribution of Partnership assets be accomplished by December 31, 2002.
  Accordingly, management has established a liquidation reserve to provide for the estimated remaining costs to wind up Partnership affairs, which include the final accounting of financial matters and income tax filings.
  The amount of this obligation has been estimated to be $ 116,350.


NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied
 in the preparation of the accompanying financial statements follows:

1.   Organization

National Real Estate Limited Partnership Income
Properties II (the Partnership) was organized as a limited partnership under the laws of the State of Wisconsin pursuant to a Certificate and an Agreement of Limited Partnership (the Agreement) dated May 28,
1986, for the purpose of investing primarily in commercial
 and residential real property and began operations in February 1987. The terms of the Agreement provide for the Partnership to be dissolved on or before December 31
, 2006. As described in Note A above, liquidation of Partnership properties is expected during 2002.

The Partnership consists of two general partners, John
 Vishnevsky and EC Corp., and 644 limited partners at December 31, 2001.

2. Cash and Cash Equivalents

The Partnership considers all short-term investments
, which have original maturities of three months or less when purchased to be cash equivalents.

3. Investment Properties

Investment properties are stated at estimated liquidation value as of December 31, 2001. During 2001 and 2000, major additions and improvements were capitalized, while items, which do not extend the useful lives of the assets, were expensed currently.


NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
 Continued

3. Investment Properties - Continued

During 2001 and 2000, depreciation and amortization were provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on the straight-line method. The estimated useful lives used in determining depreciation were:

			Building
27.5 - 40 years
			Improvements
	7 - 15 years
			Equipment
5 years

The Partnership evaluates the investment property periodically for indication of impairment including recurring operating losses and other significant adverse changes in the business climate that affect the recovery of the recorded asset value.

4. Deferred Financing Costs

Deferred financing costs have been amortized using the straight-line method over the term of the agreement.
Due to the impending sale of the investment properties, the remaining balance was completely amortized during 2001.

5. Allocations and Distributions

Pursuant to the Agreement, net income and loss from operations
 (exclusive of those from the sale or disposition of Partnership properties) are to be allocated 95% to the limited partners and 5% to the general partners.  Any gains from the sale or
 disposition of Partnership properties are to be allocated first to the limited partners to eliminate any deficit in their net capital accounts; then to the general partners to eliminate any deficit in their net capital accounts;
then to the limited partners in an amount equal to their initial capital investment plus any amount remaining to be paid under their cumulative preference; then to the general partners in an amount equal to the proceeds of such sale distributed to them; and all remaining amounts are to be allocated to the limited partners provided that at least
1% of the gain from sale or disposition is to be allocated to the general partners. Losses from the sale or other disposition of Partnership properties are to be allocated
88% to the limited partners and 12% to the general partners.

Cash available for distribution, as defined in the Agreement, is distributed 95% to the limited partners and 5% to the general partners, except that the general partners' right to participate in such distributions is subordinated to cumulative payments to the limited partners of at least 8.5% of their capital investment on an annualized basis.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
Continued

5.  Allocations and Distributions - Continued

The stipulation of settlement agreement discussed in Note D
 required that the Partnership distribute any excess cash reserves within 30 days of the final approval of the settlement.
 The settlement was approved by the court on April 27, 2000.
 The amount of the cash distribution made by the Partnership in March 2001 was determined by management to be the Partnership's excess cash reserves at that time for the purposes of complying with this anticipated provision of the settlement agreement. During the years 2001 and 2000, cash distributions were made to the partners totaling $ 144,576 and $ 557,650, respectively.

After the repayment of any general partner loans and subject to the future interest proceeds agreement with an affiliated partnership (see Note G3), proceeds of sale or disposition of Partnership properties are to be distributed as follows: (1
) 100% to all partners until they have received an amount equal to their capital investment (first to the limited partners and then to the general partners); (2) then 100% to the limited partners until they have received an amount equal to their cumulative preference of 10% simple interest per annum; (3) then an amount to the general partners equal to 12% of such proceeds remaining after return to all partners of an amount equal to 100% of their capital investment, but not more than an amount equal to 15% of such proceeds remaining after return to all partners of their capital investment and an amount to the limited partners (including prior distributions of cash available for distribution) equal to 6% simple interest per annum, cumulative; and (4) all remaining amounts to the limited partners.

6. Net Income Per Limited Partnership Interest

Net income per limited Partnership interest is based on 95% of net income as allocated to the limited partners divided by the weighted average number of interests outstanding during the year.

7. Advertising

Advertising costs are expensed as incurred.

8. Fees to Affiliates

Property management fees are payable currently to the general partners or affiliates of the general partners. Fees for property management and rental services are being charged to expense over the period property management services are being performed.
  See Note G for property management fee rates payable to affiliated parties.
NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
Continued

9. Use of Estimates

The preparation of financial statements in conformity
 with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Under the liquidation basis of accounting, assets are stated at their estimated net realizable value and liabilities are stated at their anticipated settlement amounts. Estimated net realizable value represents management's best estimate as to liquidation value of the
 assets, based on gross sales prices or current offers or contracts, net of selling expenses, including consideration for the effect that the settlement of litigation may have on the value of the assets. There can be no assurance, however, that the Partnership will be successful in liquidating its assets at the estimated net realizable values recorded on the statement of net assets in liquidation as of December 31, 2001.
  Accordingly, actual results could differ from those estimates.


NOTE D - LEGAL PROCEEDINGS

On May 25, 1999, the general partners, the property management company (NRMI), and other entities and individuals were named as defendants in a lawsuit
(the "Vishnevsky Defendants").  The plaintiffs sought
 to have this action certified as a class action lawsuit.
  In the complaint, the plaintiffs alleged wrongdoing against the Vishnevsky Defendants in connection with two basic areas. First, allegations were made involving various vote solicitations alleged by the plaintiffs to be an effort to perpetuate the Partnerships and avoid liquidation. Second, allegations were made involving the taking and use of Partnership funds and property, including excessive fees and unauthorized expenses.


On March 14, 2000, the parties to the litigation, with the exception of the defendant Wolf & Company, entered into a Stipulation of Settlement ("2000 Settlement").
 The 2000 Settlement provided for the appointment of an independent marketing agent (the "Partnerships'
Representative") to market and sell the Partnership investment property. However, no offer to purchase the property was to be accepted without first obtaining approval from a majority interest of the limited partners.
  Final distributions of the net proceeds received from a sale of the Partnership's investment property was to be made in accordance with the terms of the Partnership's limited partnership agreement and prospectus, and upon providing 20-day notice to the plaintiffs' attorney. Net proceeds were first to be applied to pay plaintiffs' counsel's legal fees, expenses and costs, with interest thereon.  The actual terms for distribution were finalized in the February 11, 2002 Arbitration Stipulation, described hereinafter.

NOTE D - LEGAL PROCEEDINGS - Continued

Pursuant to the 2000 Settlement, the Partnership and its property continued to be managed by NRMI and the general partners under the existing contracts until such time as the Partnership and its property were liquidated. The Arbitration Stipulation states that the existing employees of NRMI will continue to be compensated based on their current employment arrangements, notwithstanding provisions set forth in the 2000 Settlement.

The 2000 Settlement further provided that any legal expenses incurred in connection with the arbitration process could not be advanced or paid by the Partnership. The following legal expenses could be paid by the Partnership:
 1) legal expenses incurred in drafting the 2000
Settlement, or obtaining preliminary or final approval
 of the 2000 Settlement, 2) legal expenses incurred in the sales process for marketing or selling the investment property, or 3) other legal expenses properly incurred in the business of the Partnership unrelated to this lawsuit or the arbitration process. Certain legal expenses were charged to this partnership in 2001. This matter was resolved in the Arbitration Stipulation signed
February 11, 2002.  The 2000 Settlement also provided
 that the plaintiffs' claims made against NRMI, the general partners, and other related parties for excessive charging of expenses to the partnerships, including the Partnership, were to be resolved through binding arbitration. Any such expenses disallowed through arbitration would be reimbursed to the partnerships.
This matter was also settled in the Arbitration
Stipulation.

As part of the litigation, the plaintiffs' attorneys
 were also seeking payment of their fees from the assets of the Partnership and the other nominal defendant entities. The plaintiffs' attorneys requested that they be paid 33% of the net proceeds derived from the sale of the property, which exceeded an aggregate secondary market value of all Partnership shares. Net proceeds include an offset of partnership liabilities and selling costs. Independent appraisals of the Partnership's secondary market value were obtained by both the plaintiffs'
attorneys and by Partnership management. The court gave preliminary approval to the 33% reimbursement, and the secondary market value amount was agreed upon in the Arbitration
Stipulation.

On April 27, 2000, the Circuit Court of Waukesha County
 held a hearing and certified the lawsuit as a non-opt out class action, in which all limited partners of the Partnership were required to be included in the settlemen t of this litigation. Furthermore, the Court ruled that plaintiffs' counsel's attorney fees would be equal to one-third of the difference between the secondary market value of the Partnership interest and the total funds available for distribution to the limited partners after payment of all Partnership obligations, as described above.

NOTE D - LEGAL PROCEEDINGS - Continued

On June 20, 2000, the Court entered a judgment based
 upon its April 27th decision. Thereafter, on July 21
, 2000, the Court held a hearing on the plaintiffs'
Motion for Enforcement of the Court Approved Settlement and in Support of Sanctions. The outcome of the hearing was that the Court granted sanctions totaling $437,000 against the Vishnevsky Defendants and their counsel for delaying the appointment of the Partnerships' Representative and the arbitrators. The Court took under advisement the remaining open issue regarding the determination of the secondary market value for computing the plaintiffs' counsel's attorney fees until the arbitration proceedings were completed and the Partnerships' properties were sold.

On August 2, 2000, the Vishnevsky Defendants filed an appeal on the portion of the judgment which determined the method for computing the plaintiffs' counsel's attorney fees. On October
 10, 2000 the Vishnevsky Defendants and their counsel filed a second appeal from the order granting the sanctions. A motion to consolidate the two appeals was granted. On October 24, 2001, the Court of Appeals rendered its decision with respect to both appeals. The Court affirmed the lower court ruling respecting the determination of the attorneys fees, but reversed the Order imposing the sanctions for delay in implementing the 2000 Settlement agreement based upon the lower court's erroneous view of the effective date of that agreement.

The arbitration panel was selected in 2001.  The arbitration was tentatively set for hearing the weeks of February 11, and 18, 2002. On February 11, 2002 the parties settled the arbitration issue (the "Arbitration Stipulation"). The Arbitration Stipulation
 provides in part that Mr. Vishnevsky will pay into a Settlement Fund an amount equal to the cash distribution he receives from each Partnership for his general and unencumbered limited partnership interests, together with an amount equal to the amount he receives from the repayment of all loans, deferred management fees, and interest due him from the Partnerships minus the sum of $1,300,000 to cover Mr.
Vishnevsky's tax liability generated by the sale of the Properties and other expenses. Mr. Vishnevsky will also receive the commissions due to NRMI and the return of the sanctions money. The Arbitration Stipulation also established the secondary market value to be used in the calculation o f the plaintiffs' attorney fees to be paid, as described above.

The timing of distributions to limited partners will be largely dependent on the amount of time necessary to resolve all issues. The monetary impact of these matters has been estimated, and is presented in the statement of net assets in liquidation as estimated arbitration settlement receivable, estimated obligation
 for plaintiffs' attorney fees, and estimated obligation for future liquidation expense. The final outcome of these estimates is not presently determinable, and the resulting changes could be material to the financial statements.
  Differences between the estimated amounts and actual transactions will be recognized in the year they are realized.

NOTE E - INVESTMENT PROPERTIES

Investment properties consist of the following at December 31, 2001:

					Historical Cost Basis

		Estimated
						Buildings and
	Accumulated 			Liquidation
	Description			Land
Improvements		Depreciation
   Basis
						(in thousands)

Cave Creek Mini-Warehouses
	Phoenix, Arizona	$	405	$	1,322	$
653	$	2,690
Amberwood Apartments
	Holland, Michigan		112		2,832
1,286		1,424

		$	517	$	4,154	$	1,939	$	4,114

			Date of
	Description	Construction	Date Acquired

Cave Creek Mini-Warehouses
	Phoenix, Arizona	1985	In phases in 1987
Amberwood Apartments
	Holland, Michigan	1988	In phases in 1988
				and 1992

The aggregate cost of the investment properties is the same for financial reporting and federal income tax purposes. The accumulated depreciation reported for federal income tax purposes was $ 2,011,604 at December 31, 2001.

Depreciation expense for the years ended December 31, 2001 and 2000, was $ 134,114 and $ 134,442, respectively.



NOTE F - MORTGAGE NOTE PAYABLE

The Partnership has a mortgage note payable with LaSalle
 Bank FSB. At December 31, 2001, the mortgage payable was $ 517,003. This loan bears interest at a variable rate of interest (based on five year treasury securities)
 plus 2.25% adjusting to 2.35% on May 1, 2002 (8.40% at December 31, 2001). Monthly payments of principal and interest are paid based on a twenty-five year amortization schedule, which also adjusts on May 1, 2002. All unpaid principal and interest is due on April 1, 2007; however, as described in Note A, liquidation of Partnership properties appears imminent. The mortgage loan payable is collateralized by the Amberwood Apartments. Interest paid was $ 44,410 and $ 45,761 in 2001 and 2000, respectively.

Management of the Partnership has determined that the litigation as described in Note D may have created an event of default under the terms of the Partnership's mortgage loan security agreement. Management had notified the lender of the existence of the litigation at the time the lawsuit was filed. To date the Partnership has not received notification from the lender of any event of default. However, the lender has the right to foreclose on the Partnership property if it determines that an event of default has in fact occurred.


NOTE G - TRANSACTIONS WITH AFFILIATED PARTIES

The general partners are general partners for other
 limited partnerships which have invested in real estate.
  The Partnership reimburses affiliates of the general partner for the actual cost of goods and materials used by or for the Partnership in the course of performing the general functions of the Partnership. These general functions include certain management, accounting and other expenses. The Partnership has executed contracts providing for the following fees payable to such entities:


1.  National Realty Management, Inc. (NRMI)

National Realty Management, Inc. (NRMI), which is wholly
 owned by John Vishnevsky, was paid property management fees of $ 39,967 in 2001 and $ 41,191 in 2000. Monthly fees represent 6% of gross receipts from the Cave
Creek Mini-Warehouse, and 5% of gross receipts from the Amberwood Apartments.

The Partnership also paid $ 132,305 in 2001 and $
 49,453 in 2000, respectively, for the reimbursement of accounting, administrative and property selling expenses incurred by NRMI on behalf of the Partnership.


NOTE G - TRANSACTIONS WITH AFFILIATED PARTIES - Continued

1.  National Realty Management, Inc. (NRMI) - Continued

The Partnership sub-leases a portion of common area office space from NRMI under terms of a lease, which expires on August 31, 2002. During 2001 and 2000, lease payments totaled $ 7,332 and $ 7,379, respectively
, which represents the Partnership's pro-rata portion, based on space occupied, of NRMI's monthly rental obligation.

2.  National Development and Investment, Inc. (Former
General Partner)

The Partnership paid National Development and Investment
, Inc. (NDII), which was wholly owned by John Vishnevsky, for the reimbursement of costs and expenses totaling
 $ 67,468 and $ 140,437 in 2001 and 2000, respectively.
 Effective September 30, 2001, NDII was dissolved and the remaining administrative expenses for 2001 were paid by NRMI.

3.  National Real Estate Limited Partnership VI

In 1992, the Partnership purchased 12 units of Amberwood
 Apartments from National Real Estate Limited Partnership
 VI (NRELP VI), an affiliated partnership. The Partnership is contingently liable to pay NRELP VI proceeds from a future sale of Amberwood Apartments as set forth in a Future
Interest Proceeds Agreement. Upon the future sale of Amberwood Apartments, NRELP VI is entitled to receive
50% of the net sales price above $ 57,500 per unit
(reduced by normal selling costs) until the affiliated Partnership earns a cumulative return of 20% on its investment.
  After that, NRELP VI will receive 60% of the net sales price above $ 57,500 per unit.



NOTE H - INCOME TAXES

Income taxes on the net earnings for the year are payable personally by the partners and, accordingly, are not reflected in the financial statements.

Differences between the net income as reported herein
 and the net income reported for federal income tax purposes arise primarily from timing differences related to depreciation and accruals of accounts payable and other expenses. The following is a reconciliation of the net income herein and the net income reported for federal income tax purposes for the years ended December 31:

		2001			2000

	Net income as reported in the financial
 statements	$	115,680	$	82,943
	Deduct:

		Depreciation		(6,094)
	(7,342)	Accrued expenses not deducted
for tax purposes:
			Wages		(1,352)		619
			Loan costs		8,516		8,515
			Severance		(16,090)
16,090
		Miscellaneous expenses
(4,266)		5,408

Net income reported for federal income
tax purposes	$		96,394
$	106,233

NOTE I - FAIR VALUES OF FINANCIAL INSTRUMENTS

1.  Cash and Cash Equivalents

The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

2. Debt

The carrying value of the variable-rate, mortgage note payable approximates its fair value.

NOTE J - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash balances in various financial institutions in Arizona, Michigan, and Wisconsin.  These balances are insured by the Federal
 Deposit Insurance Company up to $ 100,000.
The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.
NOTE K - BASIS OF ACCOUNTING

The Partnership records are maintained on the basis of
 accounting utilized for federal income tax reporting purposes. The accompanying financial statements have been prepared from such records and adjusted to the liquidation basis of accounting for 2001 and the accrual basis of accounting for 2000 in accordance with accounting principles generally accepted in the United
 States of America (GAAP). The primary adjustments are for differences in the cost and fair market value of investment properties. Certain tax basis amounts are summarized as follows:

		Tax Basis
	2001	2000
							(In thousands)

	Total assets	$	3,736	$	3,767
	Partners' capital
	General partners		85		84
	Limited partners		3,032		3,080
	Net income
	General partners		5		5
	Limited partners		92		101

As described in Note D, the Partnership reached a
 settlement agreement that will ultimately result in the liquidation of the Partnership's net assets.
 These financial statements are prepared in accordance with the liquidation basis of accounting.
The liquidation basis of accounting was used in the preparation of the financial statements since operations are not expected to continue, and liquidation is expected during 2002.


NOTE L - SUBSEQUENT EVENT

On January 23, 2002, the Partnership sold Amberwood
Apartments in Holland, Michigan. The total sales price
 of this property was $ 3,350,000. The total proceeds of the sale were $ 2,635,415.


NOTE M - CORRECTION OF AN ERROR

Subsequent to the issuance of the Partnership's
 financial statements, management became aware that proceeds of a settlement fund would be distributed directly to limited partners and, therefore, should not be recorded as a Partnership asset. This overstatement of assets resulted from a misinterpretation of the Arbitration Stipulation Agreement dated February 11, 2002. The elimination of the Estimated Arbitration Settlement Receivable in the revised financial statements has the effect of decreasing assets and decreasing liquidation basis adjustments by $ 163,778 as of December 31, 2001.

The remaining cash in the Settlement Fund, as described
 in Note D, will be allocated and distributed to the limited partners in this Partnership and the other partnerships participating in this litigation, based upon a court approved allocation formula. The portion of the Settlement
Fund allocable to the limited partners of this Partnership is estimated to be $ 163,778. Upon completion of all litigation matters, these funds will be disbursed to the limited partners directly from the Settlement Fund.















SUPPLEMENTARY INFORMATION


EC Corp.

BALANCE SHEET

December 31, 2001


ASSETS

Cash and cash equivalents			$	689
Investments in limited partnership				65

				$	754


STOCKHOLDERS' EQUITY

Common stock, 9,000 shares authorized;
	100 shares issued and outstanding;
	$ 1 par value			$	100
Additional paid-in capital				2,495
Accumulated deficit				(1,841)

				$	754




John Vishnevsky

STATEMENT OF FINANCIAL CONDITION

December 31, 2001


ASSETS

Cash and cash equivalents			$	124,155
Notes receivable				62,076
Investments
	Mutual funds	$	145,245
	Assigned shares in limited partnerships		821,677
	Corporations		10,407		977,329

Receivables
	Real estate commissions				571,374
	Sanctions					516,000
	Miscellaneous				23,173
Prepaid income taxes				171,280
Other assets					198,305

					$	2,643,692

LIABILITIES

Accrued liabilities			$	524,362
Accrued income taxes				171,280
Assigned shares in limited partnership				821,677
Due to affiliated party				116,000

						1,633,319

Net worth					1,010,373

					$	2,643,692









Signature

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income Properties II
Registrant


/S/ June 28, 2002_________________
Date

  /S/ John Vishnevsky
___________________________________
By John Vishnevsky, General Partner


































Signature

Pursuant to the requirements of the Securities Exchange
 Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income Properties II
Registrant


_________________
Date


___________________________________
By John Vishnevsky, General Partner